UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

OMINTO, INC. (f/k/a DUBLI, INC.)

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6750 N. Andrews Avenue, Suite 200

Ft. Lauderdale, FL 33309
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561)362-2381

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 26, 2015, the Company amended its Articles of Incorporation to change its name from DubLi, Inc. to Ominto, Inc. as described in the Information Statement which the Company mailed on May 19, 2015. The Information Statement was prepared in compliance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

As of July 1, 2015, the Company will continue to trade on the OTC Pink® Open Marketplace, but under the new ticker symbol "OMNT".

Item 8.01 Other Events

On July 1, 2015, the Company issued a press release stating that its name change from DubLi, Inc. to Ominto, Inc. to reflect the company's global growth strategy and continued commitment to its online cash rewards model. The Company expects to launch its Ominto.com website in September 2015, as its consumer-facing Cashback e-commerce portal. The DubLi.com site will continue to be the product of DubLi Network and will be one of many Partner Program sites powered by the Ominto platform.

Item 9.01 Financial Statements and Exhibits

Exhibits

3.1	Certificate of Amendment to Articles of Incorporation of DubLi, Inc. dated June 26, 2015.
99.1	Press Release dated July 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ominto, Inc.
(Registrant)

Date: July 2, 2015
By: /s/Ivan Braiker
Ivan Braiker
President and Chief Executive Officer